Encompass Fund

Supplement Dated September 22, 2006

To the Statement of Additional Information Dated June 30, 2006

On July 28, 2006, the Board of Trustees of Encompass Funds (the "Trust") appointed Marshall G. Berol as the Chief Compliance Officer of the Trust.  Mr. Berol replaces Bryce Dille, who has resigned.

This supplement and the Statement of Additional Information dated June 30, 2006, provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectus and Statement of Additional Information dated June 30, 2006 have been filed with the Securities and Exchange and can be obtained without charge by calling the Fund at 1-888-463-3957.